FOR IMMEDIATE RELEASE Investor Contact: Robert G. Burrows Vice President, Investor Relations 240-631-3280 burrowsr@ebsi.com Media Contact: Matt Hartwig Senior Director, Media Relations mediarelations@ebsi.com Emergent BioSolutions Provides Corporate Governance Update - Zsolt Harsanyi, Ph.D. Appointed Chairman of the Board - Keith Katkin Appointed to the Board - Eliminates Role of Executive Chairman - Appoints New Chairs of Audit, Strategic Operations, and Scientific Review Committees GAITHERSBURG, Md., March 23, 2022 -- Emergent BioSolutions Inc. (NYSE: EBS) today announced that its board of directors (the “board”) has undertaken a series of changes consistent with its commitment to continuous improvement of best practices for corporate governance. Effective April 1, 2022: • Zsolt Harsanyi, Ph.D., an independent director at Emergent since 2004, has been appointed as chairman of the board. The board has decided to eliminate the role of executive chairman in favor of an independent, non-executive chairman and thus will no longer require the role of lead independent director. Ronald B. Richard, currently lead independent director, will continue as an independent director, and as previously announced, Fuad El-Hibri, founder and executive chairman, will retire from the company. • Keith Katkin has been appointed to the board as an independent director and will assume the Class 1 member role vacated by Mr. El-Hibri. Mr. Katkin will be presented for election by the company’s stockholders at its 2022 Annual Meeting of Stockholders1 to hold office for a term to expire at its 2025 Annual Meeting of Stockholders. He will serve as a member of the board’s nominating and corporate governance and strategic operations committees. • The board has appointed Marvin White to serve as chair of the audit committee, Jerome M. Hauer, Ph.D., M.H.S. to serve as chair of the strategic operations committee, and Kathryn C. Zoon, Ph.D. to serve as chair of the scientific review committee of the board. 1 The date for the 2022 Annual Meeting of Stockholders has not yet been announced.

Ronald B. Richard, lead independent director at Emergent, stated, “We are pleased to welcome Keith Katkin to the board. His substantial track record of driving growth for pharmaceutical and life sciences companies will be invaluable to the company’s mission. We are also delighted to appoint Dr. Harsanyi as chairman of the board. His leadership, expertise, and knowledge of Emergent will propel us to the next level of execution on our strategic priorities under the company’s streamlined operating structure.” “It is my great honor to be appointed chairman of Emergent’s board,” said Dr. Harsanyi. “During my time as a director, I have seen the immense efforts of my colleagues and the Emergent management team to ensure that our company is executing on its mission to protect and enhance life. I am confident that we will continue our vital mission and proud heritage as the team advances its strategic priorities to strengthen, grow, and diversify our portfolio of specialty products and CDMO services while creating value for our shareholders.” “I’m excited to be joining Emergent’s board at this pivotal juncture for the company,” said Mr. Katkin. “Emergent is well-positioned to capitalize on the recent improvements made across the organization and has an exciting, robust pipeline that could help millions of people. I look forward to working with the board to support the company’s growth strategy and objectives for the benefit of all stakeholders.” Mr. El-Hibri has agreed to serve as a consultant to the company through March 2024. About Zsolt Harsanyi, Ph.D. Dr. Zsolt Harsanyi has served as a director of Emergent BioSolutions since August 2004. Dr. Harsanyi has served as a director of Aptevo Therapeutics Inc., a clinical-stage biotechnology company, since August 2016 and as chairman of the board of N-Gene Research Laboratories, Inc., a privately held biopharmaceutical company, since March 2011. Prior to that, Dr. Harsanyi served as chief executive officer and chairman of the board of directors of Exponential Biotherapies Inc., a private biotechnology company, from December 2004 to February 2011. Dr. Harsanyi served as a director of Porton International plc, an Anglo-American pharmaceutical and vaccine company, and as president of its U.S. subsidiary from January 1983 to December 2004. The company’s products included the United Kingdom’s anthrax vaccine, botulinum toxin A (Dysport), Erwinase, and HyateC, and a recombinant Factor VIII, which was jointly developed with Genentech and licensed to Bayer as Kogenate. Dr. Harsanyi co-founded Dynport Vaccine Company LLC in September 1996. Prior to joining Porton International, Dr. Harsanyi was vice president of corporate finance at E.F. Hutton, Inc. Previously, Dr. Harsanyi directed the first assessment of biotechnology for the U.S. Congress’ Office of Technology Assessment, served as a consultant to the President’s Commission for the Study of Ethical Problems in Medicine and Biomedical and Behavioral Research, and was on the faculties of Microbiology and Genetics at Cornell University Medical College. Dr. Harsanyi received a Ph.D. from Albert Einstein College of Medicine and a B.A. from Amherst College. About Keith Katkin Keith Katkin served as the chief executive officer and as a member of the board of directors of Urovant Sciences Ltd, a public biopharmaceutical company, from September 2017 until March 2020. Prior to Urovant, Mr. Katkin served as the president and chief executive officer of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2007 to 2016, where he led the growth and ultimate sale of Avanir to Otsuka Pharmaceutical Co., Ltd. for $3.5 billion. Prior to joining Avanir, Mr. Katkin served as the vice president, commercial development for Peninsula Pharmaceuticals, Inc., a privately held biopharmaceutical company, playing a key role in the concurrent initial public offering and ultimate sale of the company to Johnson & Johnson. Mr. Katkin currently serves on the boards of Eledon Pharmaceuticals, Inc. (chairman), Rigel Pharmaceuticals, Inc., and Syndax Pharmaceuticals, each of which is a publicly traded company, and as an adviser to the board of directors at Urovant. Mr. Katkin has an M.B.A. from the Anderson School at UCLA and a B.S. in Business and Accounting from Indiana University. Mr. Katkin is also a licensed Certified Public Accountant. About Emergent BioSolutions At Emergent, our mission is to protect and enhance life. For over 20 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding advancing our mission and strategic priorities to strengthen, grow, and diversify our portfolio of specialty products and CDMO services while creating value for our shareholders, and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. The reader should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements. The reader should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements.